Exhibit 10.67

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Statement of Work #3

StarComm program activities between milestones M2-M4

1. INTRODUCTION

This Statement of Work #3 (“SOW3”) is made this 20th day of October 2009 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Network Inc. (“TerreStar” or “TSN”) for the StarComm (Commercial ATC/SAT PDA) program activities between milestones M2-M4, and is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”). Capitalized terms that are not otherwise defined in this SOW3 have the meaning defined in the Agreement.

2. PROGRAM OVERVIEW

The main objective of the Commercial ATC/SAT PDA program (hereafter referred to as “StarComm”) is to specify, design, develop and validate the commercial PDA phone product capable of operating on the TerreStar’s S-band network, as well as on 2G and 3G GSM/W-CDMA networks; note that the device is being tuned to operate [***]. “Product” shall refer to the PDA phone, accessories (including charger, data cable, wired headset and TTY adapter) and other sales box items (e.g. manuals, CD ROM). Development of [***] not covered by this SOW3.

The StarComm Product development is a joint effort between TerreStar, Elektrobit, Infineon Technologies and [***], who collectively will be referred to in this SOW3 as the “Program Parties”.

TerreStar has the responsibility to define product requirements, operator service definitions and to accept Industrial Design (ID) and specifications to be used for the StarComm Product and their shipments. In addition TerreStar shall define in written overall requirement specification for product demand-supply and care concept and accept the EB solution proposal. When design is verified prior to commercial production, TerreStar shall review and approve the cosmetic design for first commercial pieces produced of the device including logoing and other external messaging.

Elektrobit is responsible for product main system integration, design validation and manufacturing. [***] is responsible to provide [***] to be used in product development.

The main input document for the StarComm product development is the TerreStar Commercial PDA Phone Product Description (Starcomm 120897 Commercial Phone Product Description.doc, V3.0.0 Sep, 15, 2009) and TerreStar Requirement

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Specification (Starcomm Requirements_SOW3.xls, v.5.0.0, Sep 15, 2009) which are mutually approved by TerreStar and Elektrobit at M2 milestone and the changes to these documents are also mutually agreed using the Change Management Process.

Elektrobit has clarified requirements and specifications for the StarComm Product according to Product requirements received from TerreStar and through consultation with the Program Parties.

This SOW3 covers the items for the StarComm program between M2-M4 milestones.

Activities from M2 to M3 include [***].

Activities from M3 to M4 include [***]

[***]

The inputs for the activities between M2-M4 milestones are defined in section TerreStar Furnished items, tasks are defined in Work Packages and outputs are defined in EB Deliverables. Total work estimate [***]. The following table presents monthly labor and reimbursable costs between StarComm M2 and M4 milestones.

	[***]	[***]	[***]	[***]	[***]
Labour:	[***]	[***]	[***]	[***]	[***]
Reimbursable:	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

WP1: [***]

This work package includes tasks to be performed by EB between StarComm program M2-M4 milestones for the following activities:

[***]

WP2: [***]

This work package includes Product Management and Program management related tasks between M2 and M4 milestones including

[***]

WP3: [***]

This work package includes [***] with the following tasks

[***]

WP4: [***]

This work package includes [***].

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

WP5: [***]:

EB performs [***]

WP6: [***]

This work package includes [***]

3. PERIOD OF PERFORMANCE

Based on the planned schedule the period of performance for work to be performed by EB under this SOW3 is approximately [***].

4. SCHEDULE

The following table includes the target schedule for StarComm product development. In addition to main milestones (M2, M3, M4) there are [***].

StarComm Product development program target milestone schedule

Milestone or Phase	ID (EB)	Description	Target Date
Milestone	M2	[***]	[***]
Review milestone	M2.1	[***]	[***]
Review Milestone	M2.2	[***]	[***]
Review Milestone	M2.3	[***]	[***]
Review Milestone	M2.4	[***]	[***]
Review Milestone	M2.5	[***]	[***]
Review Milestone	M2.6	[***]	[***]
Review milestone	M2.7	[***]	[***]
Review milestone	M2.8	[***]	[***]
Review Milestone	M2.9	[***]	[***]
Review Milestone	M2.10	[***]	[***]
Review milestone	M2.11	[***]	[***]
Milestone	M3	[***]	[***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Review milestone	M3.1	[***]	[***]
Review Milestone	M3.2	[***]	[***]
Review Milestone	M3.3	[***]	[***]
Review Milestone	M3.4	[***]	[***]
Review milestone	M3.5	[***]	[***]
Milestone	M4	[***]	[***]

This statement of work is covering the [***] phase (M2-M3) as well as [***] phase (M3-M4) of the program. New SOW/SOWs is/are needed for [***].

5. TERRESTAR FURNISHED ITEMS

The following table list TerreStar Furnished Items to Elektrobit which originate from Program Parties or 3rd Parties.

StarComm Product program implementation phase, TerreStar Furnished Items:

Domain	Input for the Work Package (s)	TerreStar Furnished Item	Milestone	Responsible
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

6. EB DELIVERABLES

The following table represents Elektrobit deliverables.

The Deliverables based on inputs from other Program Parties and further activities during StarComm Product program between M2 – M4 milestones by Elektrobit

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Domain	Work Package	EB Deliverable	Deliverable format	Milestone	Responsible
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

7. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists [***]

Item #	Category	Work package	Description
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

8. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work primarily on EB premises in Finland. Manufacturing of the StarComm product (including prototypes) is done by [***]. These travelling costs are estimated in the project costs. Travelling to other locations or for other purposes incurring additional expenses must be pre-approved by TerreStar and EB

9. ACCEPTANCE OF DELIVERABLES

As set forth in section 6 of the Agreement, TSN will notify EB of its acceptance or rejection of the critical deliverables within the thirty (30) day Acceptance period. See the schedule in section 4 in this SOW3. The critical deliverables are mutually agreed between EB and TSN before the milestone M2.

10. PRICING AND PAYMENTS

The services under this SOW3 will be performed on time and material basis including materials, travel and other expenses.

Billing, payment and other terms and conditions shall be according to the Agreement. If TerreStar terminates this SOW3 before milestone M2, TerreStar will pay EB a prorated amount of the price in the following table (Table 10.1).

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks. EB will provide status reports every two weeks during the period of performance with information on amounts incurred and a revised forecast for the remaining work to be done.

Phase	Description
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

	Total:	16.545.492 USD

Table 10.1. Not-to-exceed amount for the SOW3

10.1. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

11. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the Consultant Steering Group will take to TerreStar for decisions.

TSN is responsible for coordinating between EB and [***]. In the event that a dispute arises between EB and [***], TSN will provide the final resolution to any such dispute with respect to EB’s course of action, and EB agrees to be bound by TSN’s decision.

12. CONSULTANT STEERING GROUP

Name	TerreStar Technical	Business	EB Technical	Business
	[***]	[***]	[***]	[***]

13. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW3 are covered by Section 6 (Ownership of Work Product) of the Agreement

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:		By:
Name:	Jeffrey W. Epstein	Name:	Jukka Harju
Title:	President	Title:	CEO
Date:	October 20, 2009	Date:	October 20, 2009